UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2009

EDGE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22149	76-0511037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Travis Tower 1301 Travis, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 654-8960

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership.

As previously disclosed, on October 1, 2009, Edge Petroleum Corporation (“we”, “our”, “Edge” or the “Company”) and each of its direct and indirect subsidiaries, Edge Petroleum Exploration Company (“EPEX”), Miller Exploration Company (“Miller”), Edge Petroleum Operating Company, Inc. (“EPOC”), Edge Petroleum Production Company (“EPPC”) and Miller Oil Corporation (“Miller Oil” and, together with EPEX, Miller, EPOC and EPPC, the “Subsidiaries” and together with Edge, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) for reorganization relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”).  On December 11, 2009, the Bankruptcy Court held a hearing to consider (i) confirmation of that certain First Amended Joint Plan of Reorganization (Modified) (the “Plan”), attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, for the resolution of outstanding creditor claims against, and equity interests in, the Debtors and (ii) approval of that certain Purchase and Sale Agreement, dated as of December 9, 2009 (the “Mariner Purchase Agreement”), by and between the Debtors and Mariner Energy, Inc. and the transactions contemplated thereby (the “Sale Transaction”).  On December 14, 2009, the Bankruptcy Court entered an order (the “Confirmation Order”), attached hereto as Exhibit 2.2 to this Current Report on Form 8-K, confirming the Plan and approving the Sale Transaction.

The consummation of the Plan is expected to occur on or about December 31, 2009 (the “Effective Date”).  However, the consummation of the Plan is subject to certain conditions that must be satisfied on or prior to the Effective Date, including (a) the closing of the Mariner Purchase Agreement and (b) (i) the expiration of time to appeal, petition for certiorari or file a motion for re-argument or rehearing as to the Confirmation Order, (ii) the absence of any pending appeal, petition for certiorari or other proceedings or motion for re-argument or rehearing with respect to the Confirmation Order and (iii) if an appeal, writ of certiorari, motion for re-argument or rehearing with respect to the Confirmation Order has been filed or sought, the absence of any stay of the Confirmation Order.

The following is a summary of the material features of the Plan, as confirmed by the Bankruptcy Court. The following summary highlights only certain provisions of the Plan and is not a complete description of the Plan.  Therefore, this summary is qualified in its entirety by reference to the Plan.  Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

Plan Summary

All Claims and Interests (except for Administrative Claims and Tax Priority Claims) under the Plan are classified for each of Edge, EPEX, Miller, EPOC, EPPC and Miller Oil (each, a “Class”).  The treatment within each Class is as follows:

Priority Non-Tax Claims

Each Holder of an Allowed Priority Non-Tax Claim shall receive, on account of, and in full and complete settlement, release and discharge of and in exchange for, such Claim, at the election of the Liquidating Trustee, (i) Cash equal to the amount of such Allowed Priority Non-Tax Claim in accordance with Bankruptcy Code section 1129(a)(9), on the later of (a) the Effective Date (or as soon as reasonably practicable thereafter) and (b) the date such Claim becomes an Allowed Claim (or as soon as reasonably practicable thereafter), or (ii) such other treatment agreed to by the Liquidating Trustee and Union required to render such Allowed Priority Non-Tax Claim Unimpaired pursuant to Bankruptcy Code section 1124.

Union Secured Claim

On the Effective Date and as part of the Closing, (i) Union shall receive from the Purchaser the proceeds of the Transfer, except for the Seller Retained Funds and any portion of such proceeds transferred by the Purchaser to the Liquidating Trust for a shortfall as described in Section 4.01 of the Plan or for the Gifted Amount as described in Section 4.02 of the Plan; (ii) on the Effective Date contemporaneously with the payment from the Purchaser in clause (i), Union shall receive from Edge all of Edge’s Cash and cash equivalents that are not transferred to the Liquidating Trust as provided in Section 4.01 of the Plan or that do not constitute Retained Funds; (iii) as soon as reasonably practicable after the Effective Date, Union shall receive from the Liquidating Trust promptly after the sale, collection or other monetization of all or each portion of the Other Assets conveyed to the Liquidating Trust the Net Proceeds of such sale, collection or other monetization; (iv) as soon as reasonably practicable after the payment of all Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims and Allowed Other Secured Claims, Union shall receive from the Liquidating Trust any amount of the Administrative and Priority Claims Reserve that was not used to pay such Allowed Claims; and (v) as soon as reasonably practicable after any payments required to be made to Purchaser from the Seller Retained Funds, Union shall receive the balance of the Seller Retained Funds.

The Allowed Union Secured Claim against each Debtor is $227,570,445.21.  Though listed in a class for each Debtor, there shall be only one satisfaction of the Union Secured Claim, and it shall be Allowed as if each Debtor were jointly and severally liable thereunder. Any deficiency in the Union Secured Claim shall be treated as one General Unsecured Claim which is hereby waived by Union, which therefore shall not become a Holder of a General Unsecured Claim with respect thereto.

Other Secured Claims

On or as soon as reasonably practicable after the latest to occur of (i) the Effective Date or (ii) the date on which such Claim becomes an Allowed Other Secured Claim, each Holder of an Allowed Other Secured Claim shall receive, at the election of the Liquidating Trustee with the prior written consent of Union, (a) such treatment in accordance with Bankruptcy Code section 1124 as may be determined by the Bankruptcy Court; (b) payment in full, in Cash, of such Allowed Other Secured Claim; (c) satisfaction of any such Allowed Other Secured Claim by delivering the Collateral securing any such Claim (if such Collateral is an Other Asset) and paying any interest required to be paid under Bankruptcy Code section 506(b); or (d) providing such Holder with such treatment in accordance with Bankruptcy Code section 1129(b) as may be determined by the Bankruptcy Court.

General Unsecured Claims

Each Holder of an Allowed General Unsecured Claim shall receive from the Liquidating Trust on or as soon as reasonably practicable after the Effective Date, their Pro Rata share of the sum of (i) the Gifted Amount plus the aggregate Cash proceeds from the resolution of Avoidance Actions, less (ii) any amounts of the Gifted Fund or the proceeds from the resolution of Avoidance Actions used to pay Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Priority Non-Tax Claims or Allowed Other Secured Claims as provided in the Plan.

Interests

All of the Interests, which includes the interest of any holder of the Company’s common stock or 5.75% series A cumulative convertible perpetual preferred stock, outstanding as of the Effective Date shall be extinguished, cancelled and discharged as of the Effective Date.  Pursuant to Bankruptcy Code section 1129(b)(2)(C), Holders of Interests shall not be entitled to, nor shall they receive, any distribution or retain any property or interest in property on account of such Interest.

As of November 6, 2009, the Company had 28,905,613 shares of common stock issued and outstanding. As of September 30, 2009, the Company had issued and outstanding 2,875,000 shares of its 5.75% series A cumulative convertible perpetual preferred stock.  As mentioned above, all of the outstanding shares of the Company’s common and preferred stock will be extinguished, cancelled and discharged as of the Effective Date.  On the Effective Date, Reorganized Edge will issue and cause to be delivered to the Liquidating Trust all of the New Edge Stock, having the relative rights and preferences set forth in the Second Amended Restated Certificate of Incorporation filed by the Company in conjunction with the Plan.

Information as to the assets and liabilities of the Company as of September 30, 2009 is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed with the Securities and Exchange Commission on November 9, 2009.

Item 7.01.  Regulation FD Disclosure.

Additional information about the Company’s restructuring, including access to court documents and other general information about the Chapter 11 Cases is available at www.KCCLLC.net/edgepetroleum.

Item 8.01.  Other Events.

On December 16, 2009, the Debtors filed their monthly operating report for the month ended November 30, 2009 (the “Monthly Operating Report”) with the Bankruptcy Court.  The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Monthly Operating Report was prepared solely for the purpose of complying with monthly reporting requirements, and in a format prescribed, under the Bankruptcy Code and should not be used for investment purposes.  The Monthly Operating Report is limited in scope and covers a limited time period and may not be indicative of the Company’s financial condition or results of operations for any period that would be reflected in the Company’s financial statements or its periodic reports under the Securities Exchange Act of 1934, as amended.  The financial information that the Monthly Operating Report contains is preliminary and unaudited and is subject to revision.  The financial statements in the Monthly Operating Report are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures.  There can be no assurance that the information in the Monthly Operating Report is complete, and the Company cautions readers not to place undue reliance on the Monthly Operating Report.  The information in the Monthly Operating Report is not, and should not be viewed as, indicative of future results.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

2.1	First Amended Joint Plan of Reorganization (Modified) of the Company, dated December 14, 2009

The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to this Exhibit 2.1 to the Securities and Exchange Commission upon request.

2.2	Confirmation Order, dated December 14, 2009

99.1	Monthly Operating Report for the month ended November 30, 2009, filed with the United States Bankruptcy Court for the Southern District of Texas

Forward-Looking Statements

This Form 8-K may contain forward-looking information and statements regarding the Company. Any statements included in this Form 8-K and related exhibits that address activities, events or developments that the Company expects, believes, plans, projects, estimates or anticipates will or may occur in the future are forward-looking statements (including statements relating to the Chapter 11 Cases, the Company’s ability to close the transactions contemplated by the Mariner Purchase Agreement, expected proceeds to be received upon the sale of substantially all of the Company’s assets and the value of the common and preferred stock of the Company). We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include:

•                  our ability to close the Mariner Purchase Agreement;

•                  the amount of proceeds available for distribution as a result of the Sale Transaction;

•                  our ability to operate within the restrictions of the cash collateral order entered by the Bankruptcy Court in connection with the Chapter 11 Cases;

•                  our ability to consummate the Plan;

•                  the ability of third parties to appeal the Confirmation Order, petition for certiorari or file motions for re-argument or rehearing;

•                  our ability to obtain and maintain normal payment and other terms with customers, vendors and service providers;

•                  our ability to maintain contracts that are critical to our operations;

•                  our ability to attract, motivate and retain key employees;

•                  our ability to attract and retain customers;

•                  our ability to fund and execute our business plan;

•                  risks and uncertainties associated with the actions and decisions of our creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with our plans;

•                  the potential adverse effects of the Chapter 11 proceeding on our liquidity and results of operations;

•                  discussions with our bank lender group and our other creditors;

•                  changes in general economic conditions;

•                  uncertainties in reserve and production estimates;

•                  unanticipated recovery or production problems;

•                  unanticipated results from wells being planned, drilled or completed;

•                  oil and natural gas prices and competition;

•                  the impact of derivative positions;

•                  production expense estimates;

•                  cash flow estimates;

•                  future financial performance;

•                  planned capital expenditures;

•                  our ability to continue as a going concern; and

•                  other matters that are discussed in the Company’s filings with the Securities and Exchange Commission.

These statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to the Company’s filings with the SEC, including Form 10-K for the year ended December 31, 2008, Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 and current reports on Form 8-K, for a discussion of these risks.  The Company disclaims any obligation to update any forward-looking statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGE PETROLEUM CORPORATION

Date: December 18, 2009	By:	/s/ John W. Elias
John W. Elias
Chairman, President & Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	First Amended Joint Plan of Reorganization (Modified) of the Company, dated December 14, 2009

The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to this Exhibit 2.1 to the Securities and Exchange Commission upon request.

2.2	Confirmation Order, dated December 14, 2009

99.1	Monthly Operating Report for the month ended November 30, 2009, filed with the United States Bankruptcy Court for the Southern District of Texas